CLEARWATER PAPER CORPORATION THIRD QUARTER EARNINGS RELEASE MATERIALS NOVEMBER 2, 2021 ARSEN S. KITCH President, Chief Executive Officer And Director MICHAEL J. MURPHY Senior Vice President And Chief Financial Officer

Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of COVID-19 on consumer behavior and our business and operations; order patterns; consumer demand and industry trends, including in response to COVID-19, and other factors; production targets; backlogs and inventory overhang; impact of price increases; assumptions for Q4 2021 and full year 2021 and 2022, including maintenance outage impacts, operational factors, interest, capital, inflation, depreciation and amortization and income tax; the operational and financial benefits from the Shelby expansion; our capital allocation objectives; our strategy; and the indefinite closure of the Neenah facility and related costs and benefits. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward- looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, including but not limited to the following: impact of COVID-19 on our operations and our supplier’s operations and on customer demand; competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in transportation costs and disruptions in transportation services; changes in customer product preferences and competitors' product offerings; larger competitors having operational and other advantages; customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations; consolidation and vertical integration of converting operations in the paperboard industry; our ability to successfully implement our operational efficiencies and cost savings strategies, along with related capital projects and restructuring activities, and achieve the expected operational or financial results of those projects; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunctions and damage to our manufacturing facilities; cyber- security risks; changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; labor disruptions; cyclical industry conditions; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures; reliance on a limited number of third-party suppliers for raw materials; our ability to attract, motivate, train and retain qualified and key personnel; our substantial indebtedness and ability to service our debt obligations; restrictions on our business from debt covenants and terms; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation include certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA, Adjusted Income, Adjusted income per share and Net debt. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of these measures (Adjusted EBITDA, Adjusted Income, Adjusted income per share and Net debt) to the most relevant GAAP measure is available in the appendix of this presentation. FORWARD LOOKING STATEMENTS © Clearwater Paper Corporation 2021 2

Overall • Net income $2 million • Adjusted net income $9 million • Adjusted EBITDA $50 million Pulp and Paperboard • Continued strong customer demand • SBS prices increased • Successfully completed major maintenance outage at Cypress Bend, Arkansas mill Consumer Products • Demand recovering after inventory de-stocking in second quarter of 2021 • Production targeted to match demand, manage inventory Capital Structure • Liquidity remained strong at $270 million • Reduced net debt by $7 million, $32 million year to date Q3 2021 BUSINESS HIGHLIGHTS © Clearwater Paper Corporation 2021 3

Industry • Order backlogs remain strong • Fastmarkets RISI reported market price increases of $200/ton through Q3’21 • Folding carton: Q1’21 $20/ton, Q2’21 $100/ton and Q3’21 $80/ton • Cup stock and food service: Q2’21 $100/ton and Q3’21 $100/ton • Fastmarkets RISI recognized an additional market price increase of $50/ton in October • Positive mix shift during COVID, which is likely to revert to historical levels • Folding carton has benefited from shift to at home consumption • Shift back to food service is expected as economy recovers Clearwater Paper • Demand and order backlogs remain strong • Continued impact of previously announced price increases, which can take up to two quarters to implement • Major maintenance outage in Cypress Bend, Arkansas completed on-time and on budget BUSINESS UPDATE – PULP AND PAPERBOARD PRICING DRIVING OVERALL STRONG RESULTS © Clearwater Paper Corporation 2021 4

Industry • COVID has led to demand and inventory distortions in 2020 and 2021 • Total category in North America ~10 million tons demand • ~1 to 2% annual growth, slightly greater than population growth • ~2/3 at home, ~1/3 away from home • At home: ~6 to 7 million ton demand with ~2/3 branded and ~1/3 private branded • Private branded demand is ~2 million, growing faster than branded • Private branded capacity additions outpacing historical demand growth • Club and mass merch share of tissue sales has grown at expense of grocery Clearwater Paper • Q3 2021 shipments were 12.3 million cases compared to 14.5 million in Q3 2020, 10.2 million in Q2 2021 • Brief demand spike in August 2021 and again in late October 2021 • Production increased relative to Q2 2021 but still below capacity • Monitoring channel and customer trends to determine altered consumer buying patterns • Clearwater is more concentrated in grocery and less in club/mass-merch versus industry • Closed Neenah facility to improve cost structure, exited away from home category BUSINESS UPDATE – CONSUMER PRODUCTS RETAIL TISSUE SHIPMENTS RECOVERING IN Q3 2021 © Clearwater Paper Corporation 2021 5 1. Based upon RISI Outlook for World Tissue Business April 2021

© Clearwater Paper Corporation 2021 FINANCIAL PERFORMANCE ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 1. Includes impairment and other costs associated with the Neenah, Wisconsin facility closure and other items. Refer to Clearwater Paper 10-Q filed with the SEC on November 2, 2021 for further details. 2021 2020 2021 2020 Net sales 450.5$ 457.4$ 1,282.8$ 1,415.9$ Cost of sales 398.2 378.6 1,160.9 1,198.3 Selling, general and adminstrative 28.3 29.3 82.5 89.4 Other operating charges, net1 10.2 0.3 55.1 11.9 Income (loss) from operations 13.8 49.2 (15.6) 116.2 Non-operating expense (12.2) (17.9) (35.7) (47.5) Income tax provision (benefit) (0.3) 9.9 (13.8) 14.1 Net income (loss) 1.9$ 21.4$ (37.6)$ 54.5$ Diluted income (loss) per share 0.11$ 1.28$ (2.25)$ 3.27$ Adjusted income per share 0.55$ 1.59$ 0.19$ 3.81$ Adjusted EBITDA 49.9$ 77.2$ 119.0$ 211.5$ Quarter Ended Sept 30, Nine Months Ended Sept 30, 6

© Clearwater Paper Corporation 2021 SEGMENT PROFIT AND LOSS AND ADJUSTED EBITDA ($ IN MILLIONS) 1. Includes impairment and other costs associated with Neenah, Wisconsin and other items. Refer to Clearwater Paper 10-Q filed with the SEC on November 2, 2021, for further details. 2021 2020 2021 2020 Net Sales Pulp and Paperboard 237.5$ 217.2$ 684.6$ 656.8$ Consumer Products 214.2 245.9 603.2 779.7 Eliminations (1.2) (5.6) (5.0) (20.6) 450.5$ 457.4$ 1,282.8$ 1,415.9$ Operating Income Pulp and Paperboard 34.6$ 32.6$ 72.6$ 90.8$ Consumer Products 3.7 31.5 11.5 82.9 Corporate and other (14.3) (14.6) (44.8) (45.6) Other operating charges, net1 (10.2) (0.3) (55.1) (11.9) 13.8$ 49.2$ (15.6)$ 116.2$ Adjusted EBITDA Pulp and Paperboard 43.5$ 41.8$ 99.5$ 118.5$ Consumer Products 19.6 48.5 60.9 134.3 Corporate and other (13.1) (13.1) (41.4) (41.3) 49.9$ 77.2$ 119.0$ 211.5$ Quarter Ended Sept 30, Nine Months Ended Sept 30, 7

PULP AND PAPERBOARD RESULTS Q3 2021 VS. Q3 2020 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Higher pricing with favorable mix Input and major outage costs © Clearwater Paper Corporation 2021 8

CONSUMER PRODUCTS RESULTS Q3 2021 VS. Q3 2020 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Lower sales and production volumes Higher input costs partially offset by reduced SG&A © Clearwater Paper Corporation 2021 9 Less favorable mix

© Clearwater Paper Corporation 2021 CAPITAL STRUCTURE AND ALLOCATION Capital structure: supportive and stable • Ample liquidity • No material near-term debt maturities • Corporate/Issuer ratings: Ba2/BB- Capital allocation objectives: • Utilize free cash flow to reduce debt • Target net debt to Adjusted EBITDA ratio of 2.5x, expect achievement by 2023 • Typical maintenance and business improvement capital investments of $60 million/year $0.0 $0.0 $0.0 $0.0 $300.0 $89.3 $0.0 $275.0 2021 2022 2023 2024 2025 2026 2027 2028 Scheduled Debt Maturity Profile ($ in millions)2 Liquidity Profile ($ in millions)1 ABL Availability $246.4 Less Utilization (3.9) Plus Unrestricted Cash 27.8 Liquidity $270.3 1. ABL availability based on borrowing base calculations and consolidated balance sheet as of September 30, 2021, and utilization includes ABL borrowing of $0 million and outstanding letters of credit of $3.9 million. 2. This chart excludes finance leases as of September 30, 2021 and assumes that the 2025 notes are repaid or refinanced at least 91 days prior to their maturity. Current debt maturities include $300 million of 5.375% notes due 2025; Term Loan due 2026; and $275 million of 4.75% notes due 2028. 10

OUTLOOK FOR 2021 - ASSUMPTIONS © Clearwater Paper Corporation 2021 Q4 2021 Operational: $48 to $56 million of Adjusted EBITDA • Positive impact of previously announced price increases in paperboard • Raw material inflation impacting EBITDA sequentially by $7 to $12 million relative to Q3 2021 • No major maintenance outages scheduled • Realize benefits of Neenah closure FY 2021 Operational: $167 to $175 million of Adjusted EBITDA • Impact of previously announced price increases in paperboard • Planned major maintenance outages with $27 million impact to Adjusted EBITDA • Tissue volumes down significantly year over year due to de-stocking, lower demand • Raw material, freight, and energy inflation impact of $80 to $85 million • Realizing benefits of Neenah closure FY 2021 Other • Interest expense: $36 to $38 million • Depreciation and amortization expense: $104 to $107 million • CAPEX: ~$42-47 million • Taxes: Effective rate 26-27% 11

Pulp and Paperboard • Diversified range of end-market products, well-invested national footprint • Focused on non-integrated customers with strong service and quality commitment • Well positioned for trends towards sustainable packaging and food service products Consumer Products • Leading private-brand provider with national scale and superior supply chain performance • Shift to private-brands continues with long runway • Tissue is need-based and economically resilient Near-term strategy is to prioritize free cash flow, reduce debt • Expected to achieve target leverage ratio of 2.5x by 2023 • Current capital allocation is focused on: • Sustaining our asset base • Debt reduction • Prioritize high return cost reduction and business performance projects • Maintaining a strong and flexible balance sheet is a key priority • Future capital allocation planning is shareholder value focused CLEARWATER PAPER VALUE PROPOSITION WELL POSITIONED ACROSS TWO ATTRACTIVE BUSINESSES © Clearwater Paper Corporation 2021 12

APPENDIX © Clearwater Paper Corporation 2021 13

PULP AND PAPERBOARD SEQUENTIAL QUARTER RESULTS Q3 2021 VS. Q2 2021 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) 1. Estimated net cost difference of $17 million, Q2 outage of $22 million net of Q3 outage of $5 million Lower major maintenance offset by higher input costs1 Favorable mix and higher pricing © Clearwater Paper Corporation 2021 14

CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS Q3 2021 VS. Q2 2021 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Improved demand Higher input costs partially offset by lower SG&A and benefits from Neenah consolidation © Clearwater Paper Corporation 2021 15 Change in mix

KEY SEGMENT INFORMATION

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Pulp and Paperboard											
Sales ($ millions)	$212.1	$235.4	$223.6	$214.3	$223.1	$216.5	$217.2	$220.4	$219.7	$227.4	$237.5
Adjusted EBITDA ($ millions)	$38.9	$42.9	$28.2	$44.0	$35.5	$41.2	$41.8	$42.8	$34.0	$22.0	$43.5
Shipments (short tons)	197.8	220.6	210.5	199.1	207.9	201.7	205.3	206.2	206.7	200.6	203.4
Sales price ($/short ton)	$1,024	$ 1,023	$ 1,021	$ 1,023	$ 1,013	$ 1,009	$ 1,010	$ 1,002	$1,028	$1,058	$1,102
Consumer Products											
Sales ($ millions)	$223.1	$222.8	$227.9	$228.7	$262.5	$271.3	$245.9	$238.9	$208.4	$180.7	$214.2
Adjusted EBITDA ($ millions)	$16.0	$12.4	$14.7	$20.7	$31.9	$53.9	$48.5	$44.7	$34.7	$6.7	$19.6
Shipments											
Retail (short tons in thousands)	73.4	76.2	79.5	79.7	90.8	95.4	86.3	83.3	70.8	61.5	76.2
Non-Retail (short tons in thousands)	10.3	6.6	6.9	8.4	9.0	5.8	3.8	6.5	9.4	7.4	5.7
Converted Products (cases in millions)[1]	12.3	12.5	13.2	13.3	15.2	16.0	14.5	13.9	11.7	10.2	12.3
Sales Price ($ per short ton)											
Retail	$2,789	$ 2,764	$ 2,707	$ 2,698	$ 2,732	$ 2,729	$ 2,766	$ 2,745	$ 2,758	$2,755	$2,732
Non-Retail[2]	$1,799	$ 1,851	$ 1,805	$ 1,590	$ 1,548	$ 1,746	$ 1,820	$ 1,552	$ 1,404	$1,508	$988
Production											
Converted Products (cases in millions)	12.4	12.8	12.9	13.6	13.9	15.9	15.3	13.9	13.5	9.6	11.4

1. Includes both retail and away-from-home (AFH) cases. AFH was exited in Q3, 2021. AFH cases totaled 2.0 million in 2019 and 1.5 million in 2020.
2. Non-retail includes away-from-home and parent rolls.

CLEARWATER PAPER

© Clearwater Paper Corporation 2021 16

RECONCILIATION OF ADJUSTED EBITDA

($ IN MILLIONS)

	Quarter Ended Sept 30, 2021	Quarter Ended Sept 30, 2020	June 30, 2021	Nine Months Ended Sept 30, 2021	Nine Months Ended Sept 30, 2020
Net income (loss)	$ 1.9	$ 21.4	$ (51.6)	$ (37.6)	$ 54.5
Income tax provision (benefit)	(0.3)	9.9	(16.7)	(13.8)	14.1
Interest expense, net	8.9	12.2	9.3	27.5	37.0
Depreciation and amortization expense	25.9	27.7	26.9	79.6	83.5
Other operating charges, net	10.2	0.3	44.5	55.1	11.9
Other non-operating expense	2.8	1.9	2.5	7.8	5.7
Debt retirement costs	0.5	3.9	-	0.5	4.8
Adjusted EBITDA	$ 49.9	$ 77.2	$ 14.8	$ 119.0	$ 211.5
Pulp and Paperboard segment income	$ 34.6	$ 32.6	$ 13.0	$ 72.6	$ 90.8
Depreciation and amortization	8.9	9.2	9.0	26.9	27.6
Adjusted EBITDA Paperboard segment	$ 43.5	$ 41.8	$ 22.0	$ 99.5	$ 118.5
Consumer Products segment income	$ 3.7	$ 31.5	$ (10.0)	$ 11.5	$ 82.9
Depreciation and amortization	15.9	17.1	16.8	49.4	51.4
Adjusted EBITDA Consumer Products segment	$ 19.6	$ 48.5	$ 6.7	$ 60.9	$ 134.3
Corporate and other expense	$ (14.3)	$ (14.6)	$ (15.0)	$ (44.8)	$ (45.6)
Depreciation and amortization	1.1	1.5	1.0	3.3	4.4
Adjusted EBITDA Corporate and other	$ (13.1)	$ (13.1)	$ (14.0)	$ (41.4)	$ (41.3)
Pulp and Paperboard segment	$ 43.5	$ 41.8	$ 22.0	$ 99.5	$ 118.5
Consumer Products segment	19.6	48.5	6.7	60.9	134.3
Corporate and other	(13.1)	(13.1)	(14.0)	(41.4)	(41.3)
Adjusted EBITDA	$ 49.9	$ 77.2	$ 14.8	$ 119.0	$ 211.5

CLEARWATER PAPER

© Clearwater Paper Corporation 2021

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© Clearwater Paper Corporation 2021 RECONCILIATION OF ADJUSTED INCOME ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 2021 2020 2021 2020 Net income (loss) 1.9$ 21.4$ (37.6)$ 54.5$ Add back: Income tax provision (benefit) (0.3) 9.9 (13.8) 14.1 Income (loss) before income taxes 1.7 31.3 (51.4) 68.7 Add back: Debt retirement costs 0.5 3.9 0.5 4.8 Other operating charges, net 10.2 0.3 55.1 11.9 Adjusted income before tax 12.4 35.5 4.2 85.3 Normalized income tax provision (benefit) 3.1 8.9 1.0 21.3 Adjusted income 9.3$ 26.6$ 3.1$ 64.0$ Weighted average diluted shares (thousands) 16,971 16,783 16,689 16,689 Adjusted income per diluted share 0.55$ 1.59$ 0.19$ 3.81$ Nine Months Ended Sept 30,Quarter Ended Sept 30, 18

ADDITIONAL RECONCILIATIONS Net Debt Mar 31, 2020 June 30, 2020 Sept 30, 2020 Dec 31, 2020 Mar 31, 2021 June 30, 2021 Sept 30, 2021 Cash $ 60.8 $ 48.2 $ 47.5 $ 35.9 $ 57.1 $ 60.9 $ 27.8 Current debt 58.1 1.6 1.7 1.7 1.7 1.7 1.6 Long term debt 883.9 827.9 785.5 716.4 716.3 716.2 676.5 add: Deferred debt costs 7.7 6.4 8.2 6.9 6.6 6.4 5.6 less: Financing leases (22.0) (21.6) (21.2) (20.8) (20.4) (20.0) (19.5) Subtotal 927.7 814.3 774.2 704.2 704.2 704.3 664.2 Net debt $ 866.9 $ 766.1 $ 726.7 $ 668.4 $ 647.1 $ 643.3 $ 636.4 Free Cash Flow Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Cash from operations $ 11.7 $ 109.0 $ 55.7 $ 70.8 $ 33.8 $ 14.8 $ 16.3 Additions to property, plant and equipment (10.5) (7.3) (9.7) (12.2) (11.1) (10.5) (8.9) Free cash flow $ 1.2 $ 101.7 $ 46.0 $ 58.6 $ 22.7 $ 4.3 $ 7.4 ($ IN MILLIONS) © Clearwater Paper Corporation 2021 19

MAJOR MAINTENANCE SCHEDULE ($ IN MILLIONS) 1. This information is based upon management’s current expectations and estimates, as well as historical averages. Many factors are outside the control of management, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2. Idaho $10 $22 $18 $20 $17 $5 $7$18 $30 $0 $0 $25 - $30 2016 2017 2018 2019 2020 2021 2022e Q1 Q2 Q3 Q4 Total $27 1 © Clearwater Paper Corporation 2021 20 $24